Quarterly Report
July 31, 2020
MFS®  Utilities Fund

Portfolio of Investments
7/31/20 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.8%
Cable TV – 3.3%
Charter Communications, Inc., “A” (a)	107,155	$62,149,900
Comcast Corp., “A”	357,724	15,310,587
NOS, SGPS S.A.	5,241,790	23,217,717
		$100,678,204
Natural Gas - Distribution – 5.1%
Atmos Energy Corp.	136,547	$14,472,616
China Resources Gas Group Ltd.	3,606,000	17,705,792
NiSource, Inc.	1,151,186	28,146,498
Sempra Energy	645,995	80,400,538
UGI Corp.	486,493	16,219,677
		$156,945,121
Natural Gas - Pipeline – 4.8%
Cheniere Energy, Inc. (a)	751,989	$37,208,416
Enterprise Products Partners LP	3,384,827	59,572,955
Equitrans Midstream Corp.	1,593,303	15,375,374
Magellan Midstream Partners LP	363,859	14,732,651
Plains All American Pipeline LP	2,770,244	21,164,664
		$148,054,060
Telecommunications - Wireless – 6.7%
Advanced Info Service Public Co. Ltd.	4,315,600	$25,603,656
American Tower Corp., REIT	124,314	32,494,436
Cellnex Telecom S.A.	701,190	44,108,200
KDDI Corp.	981,900	30,230,146
Mobile TeleSystems PJSC, ADR	1,529,254	13,549,190
Rogers Communications, Inc.	744,464	30,402,166
T-Mobile USA, Inc. (a)	294,635	31,637,906
		$208,025,700
Telephone Services – 2.8%
Hellenic Telecommunications Organization S.A.	1,389,517	$20,459,770
Tele2 AB, “B”	1,135,743	16,104,481
Telesites S.A.B. de C.V. (a)	16,081,904	12,024,394
TELUS Corp.	2,160,704	37,472,958
		$86,061,603
Utilities - Electric Power – 73.1%
AES Corp.	2,818,318	$42,922,983
ALLETE, Inc.	312,176	18,512,037
Alliant Energy Corp.	704,478	37,936,140
AltaGas Ltd.	2,046,288	25,634,934
American Electric Power Co., Inc.	1,170,304	101,676,011
CenterPoint Energy, Inc.	803,313	15,270,980
CenterPoint Energy, Inc. (a)(z)	1,783,557	33,905,419
CLP Holdings Ltd.	1,905,000	18,041,495
Dominion Energy, Inc.	1,895,772	153,614,405
DTE Energy Co.	677,297	78,315,852
Duke Energy Corp.	1,330,561	112,751,739
E.ON SE	656,169	7,698,683
Edison International	1,464,919	81,552,041
EDP Renovaveis S.A.	10,578,781	172,962,500
Emera, Inc. (l)	864,121	35,966,065
Enel S.p.A.	11,177,344	102,309,616
Energias de Portugal S.A.	7,275,986	36,847,402

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Entergy Corp.	935,707	$98,370,877
Equatorial Energia S.A.	2,968,000	14,525,508
Evergy, Inc.	956,824	62,030,900
Exelon Corp.	3,720,753	143,658,273
FirstEnergy Corp.	1,930,390	55,981,310
Iberdrola S.A.	6,471,102	83,531,255
National Grid PLC	4,881,587	57,733,115
Neoenergia S.A.	2,352,100	9,536,363
NextEra Energy Partners LP (l)	303,561	18,881,494
NextEra Energy, Inc.	869,116	243,960,861
PG&E Corp. (a)	6,979,605	65,259,307
Pinnacle West Capital Corp.	374,173	31,086,293
Public Service Enterprise Group, Inc.	1,602,835	89,662,590
RWE AG	1,141,973	43,170,425
Southern Co.	856,841	46,792,087
SSE PLC	2,926,406	50,082,155
Vistra Energy Corp.	3,924,185	73,225,292
		$2,263,406,407
Total Common Stocks		$2,963,171,095
Convertible Preferred Stocks – 3.8%
Natural Gas - Distribution – 1.1%
Sempra Energy, 6%	172,694	$17,638,965
Sempra Energy, 6.75%	173,133	17,926,191
		$35,565,156
Utilities - Electric Power – 2.7%
CenterPoint Energy, Inc., 7%	1,190,635	$43,041,455
Dominion Energy, Inc., 7.25%	218,334	22,704,553
DTE Energy Co., 6.25%	175,400	7,908,786
NextEra Energy, Inc., 5.279%	175,500	8,501,220
		$82,156,014
Total Convertible Preferred Stocks		$117,721,170
	Strike Price	First Exercise
Rights – 0.1%
Telecommunications - Wireless – 0.1%
Cellnex Telecom S.A. (5 shares for 19 rights, Expiration 8/24/20) (a)	EUR 39.45	8/24/20	701,190	$2,932,182
Utilities - Electric Power – 0.0%
Energias de Portugal S.A. (1 share for 1 right, Expiration 8/20/20) (a)	EUR 3.3	8/20/20	7,275,986	$738,798
Total Rights				$3,670,980

Investment Companies (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.15% (v)	11,325,623	$11,326,756
Collateral for Securities Loaned – 0.6%
JPMorgan U.S. Government Money Market Fund, 0.11% (j)	19,323,119	$19,323,119

Other Assets, Less Liabilities – (0.7)%		(20,771,575)
Net Assets – 100.0%		$3,094,441,545
(a)	Non-income producing security.

Portfolio of Investments (unaudited) – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $11,326,756 and $3,103,886,364, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
CenterPoint Energy, Inc.	5/07/2020	$28,679,597	$33,905,419
% of Net assets			1.1%
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
SEK	Swedish Krona
Derivative Contracts at 7/31/20
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	2,120,892	USD	1,558,286	Brown Brothers Harriman	10/16/2020	$25,401
CAD	1,082,387	USD	795,814	Merrill Lynch International	10/16/2020	12,413
CAD	95,715	USD	71,127	Morgan Stanley Capital Services, Inc.	10/16/2020	345
CAD	2,141,782	USD	1,584,586	State Street Bank Corp.	10/16/2020	14,701
EUR	396,565	USD	453,699	BNP Paribas S.A.	10/16/2020	14,175
EUR	5,018,231	USD	5,677,416	Citibank N.A.	10/16/2020	243,181
EUR	2,660,538	USD	3,023,906	Citibank N.A.	10/23/2020	115,484
EUR	2,211,831	USD	2,565,501	Credit Suisse Group	10/16/2020	44,057
EUR	6,731,955	USD	7,694,241	Merrill Lynch International	10/16/2020	248,239
EUR	585,061	USD	664,834	Merrill Lynch International	10/23/2020	25,528
GBP	788,774	USD	993,751	Merrill Lynch International	10/16/2020	39,160
						$782,684
Liability Derivatives
CAD	918,251	USD	688,475	Brown Brothers Harriman	10/16/2020	$(2,812)
CAD	412,876	USD	308,808	State Street Bank Corp.	10/16/2020	(510)
USD	84,376,613	CAD	114,837,415	HSBC Bank	10/16/2020	(1,373,440)
USD	101,319,976	EUR	88,540,407	HSBC Bank	9/21/2020	(3,086,342)
USD	200,509,532	EUR	177,341,455	HSBC Bank	10/16/2020	(8,721,049)
USD	43,107,182	EUR	37,941,000	JPMorgan Chase Bank N.A.	10/23/2020	(1,662,565)
USD	1,956,451	EUR	1,671,944	Merrill Lynch International	10/16/2020	(16,138)
USD	72,336,691	GBP	57,271,892	Goldman Sachs International	10/16/2020	(2,661,636)
USD	9,713,792	SEK	88,486,137	JPMorgan Chase Bank N.A.	10/16/2020	(371,663)
						$(17,896,155)
At July 31, 2020, the fund had cash collateral of $5,000,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
7/31/20 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of July 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,118,068,860	$33,905,419	$—	$2,151,974,279
Portugal	173,701,298	60,065,119	—	233,766,417
Spain	2,932,182	127,639,455	—	130,571,637
Canada	129,476,123	—	—	129,476,123
United Kingdom	—	107,815,270	—	107,815,270
Italy	—	102,309,616	—	102,309,616
Germany	—	50,869,108	—	50,869,108
Japan	30,230,146	—	—	30,230,146
Thailand	—	25,603,656	—	25,603,656
Other Countries	88,136,720	33,810,273	—	121,946,993
Mutual Funds	30,649,875	—	—	30,649,875
Total	$2,573,195,204	$542,017,916	$—	$3,115,213,120
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$782,684	$—	$782,684
Forward Foreign Currency Exchange Contracts – Liabilities	—	(17,896,155)	—	(17,896,155)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$50,101,595	$385,413,026	$424,188,624	$7,994	$(7,235)	$11,326,756
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$235,150	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of July 31, 2020, are as follows:
United States	69.5%
Portugal	7.6%
Spain	4.5%
Canada	4.2%
United Kingdom	3.5%
Italy	3.3%
Germany	1.7%
Japan	1.0%
Thailand	0.8%
Other Countries	3.9%
The issuer country weighting percentages include both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Supplemental Information (unaudited) – continued
(4) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.